Exhibit 99.1

Stamps.com Enters Definitive Agreement to be Acquired by Thoma Bravo in $6.6 Billion Transaction

Stamps.com Stockholders to Receive $330.00 Per Share in Cash

El Segundo and San Francisco, CA — July 9, 2021 – Stamps.com® (NASDAQ: STMP) (the “Company”), a leading provider of e-commerce shipping solutions, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction that values Stamps.com at approximately $6.6 billion.

Under the terms of the agreement, Stamps.com stockholders will receive $330.00 per share in cash representing a premium of 67 percent over the Company’s closing share price on July 8, 2021, the last full trading day prior to the transaction announcement.  The premium is 71 percent over the Company’s three-month volume-weighted average closing share price through July 8, 2021. Upon completion of the transaction, Stamps.com will become a private company with the flexibility and resources to continue to provide best-in-class global e-commerce technology solutions. Additionally, Stamps.com will benefit from the operating capabilities, capital support and deep sector expertise of Thoma Bravo – one of the most experienced and successful software and technology investors in the world.

“Today’s announcement marks a significant milestone in the history of Stamps.com and will provide us with a new and exciting platform from which we can continue to execute our global strategy driven by best-in-class software and technology solutions,” said Ken McBride, Stamps.com’s Chairman and CEO. “With the financial and operational support of Thoma Bravo, Stamps.com can continue to innovate and pursue growth opportunities to capture the expanding e-commerce shipping market and extend our position as the leading global multi-carrier e-commerce shipping software company. This transaction is a testament to the excellence and hard work of all of our employees and their relentless dedication to our customers and partners throughout the world.”

“As the first company to introduce online postage and an early innovator in e-commerce shipping software, Stamps.com has established itself as a key technology solution in worldwide e-commerce,” said Holden Spaht, a Managing Partner at Thoma Bravo. “With a highly-seasoned management team that has driven impressive growth for more than twenty years, an innovative suite of market-leading software solutions, and a large and growing customer base, Stamps.com is well positioned to capitalize on the strong secular tailwinds in e-commerce and we are excited to support the Company in its next chapter of growth.”

“We’ve been tracking the impressive growth of Stamps.com for many years and are excited to partner with the Stamps.com team to support the Company in continuing to drive cutting edge product innovation, expansion into new markets, and delivery of an even greater level of service and support to its impressive customer base,” said Brian Jaffee, a Principal at Thoma Bravo. “The e-commerce landscape is rapidly evolving and we look forward to partnering with the Stamps.com team to continue building on the Company’s leading position in e-commerce shipping solutions.”

Transaction Details

Stamps.com’s Board of Director’s (the “Board”) has unanimously approved the agreement with Thoma Bravo and recommends that Stamps.com stockholders vote in favor of the transaction at the Special Meeting of Stockholders to be called in connection with the transaction.

The agreement includes a 40-day “go-shop” period expiring August 18, 2021 which allows the Board and its advisors to actively initiate, solicit and consider alternative acquisition proposals from third parties. The Board will have the right to terminate the merger agreement to enter into a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” will result in a superior proposal, and Stamps.com does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or otherwise required.

The transaction is expected to close in the third quarter of 2021, subject to customary closing conditions, including approval by Stamps.com stockholders and receipt of regulatory approvals. Upon closing of the transaction, the Company’s common stock will no longer be listed on any public market.  The Company will continue to be headquartered in El Segundo, California.

Advisors

J.P. Morgan Securities LLC is acting as exclusive financial advisor to Stamps.com and Proskauer Rose LLP is acting as its legal counsel. Debt financing for the transaction is being provided by Blackstone Credit, credit funds managed by Ares Management Corporation, PSP Investments Credit II USA LLC and Thoma Bravo Credit. Kirkland & Ellis LLP is serving as legal advisor for Thoma Bravo.

About Stamps.com

Stamps.com (NASDAQ: STMP) is the leading provider of e-commerce shipping software solutions to customers including consumers, small businesses, e-commerce shippers, enterprises, and high volume shippers. Stamps.com offers solutions that help businesses run their shipping operations more smoothly and function more successfully under the brand names Stamps.com, Endicia®, ShipStation®, ShipEngine®, ShippingEasy®, ShipWorks®, GlobalPost and Metapack™. Stamps.com’s family of brands provides seamless access to mailing and shipping services through integrations with more than 500 unique partner applications.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $78 billion in assets under management as of March 31, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired more than 300 companies representing over $85 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Stamps.com’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Stamps.com and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, risks related to the ability of the Company to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes and increased competition; customer demand for the Company’s products; the Company’s ability to develop and deliver innovative applications and features; the Company’s ability to provide high-quality service and support offerings; the Company’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Stamps.com’s financial condition, results of operations, or liquidity. Stamps.com does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where to Find It

In connection with the proposed transaction between Stamps.com Inc. (“Stamps.com”) and Thoma Bravo, L.P. (“Thoma Bravo”), Stamps.com will file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Stamps.com stockholders. Stamps.com may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Stamps.com may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Stamps.com through the website maintained by the SEC at www.sec.gov, Stamps.com’s investor relations website at https://investor.stamps.com or by contacting the Stamps.com’s investor relations department at the following:

Contacts:

Stamps.com:
Eric Nash
Stamps.com Public Relations
(310) 482-5942
enash@stamps.com
or
Suzanne Park
Stamps.com Investor Relations
(310) 482-5830
invrel@stamps.com

Thoma Bravo:
Megan Frank
212-731-4778
mfrank@thomabravo.com
or
Joe Berg
Finsbury Glover Hering
203-984-2771
joe.berg@fgh.com

Participants in the Solicitation

Stamps.com and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Stamps.com’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Stamps.com’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 30, 2021. Stamps.com stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Stamps.com’s directors and executive officers in the transaction, which may be different than those of Stamps.com stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.